UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2010
CAPITAL GOLD CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-34618	13-3180530
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

76 Beaver Street, 14th Floor New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 344-2785

N/A
 (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

CAPITAL GOLD CORPORATION (“CAPITAL GOLD” OR THE “COMPANY”) CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AS AMENDED. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF CAPITAL GOLD REGARDING, AMONG OTHER THINGS, CAPITAL GOLD’S BUSINESS COMBINATION DISCUSSED HEREIN AND THE BUSINESS OF NAYARIT GOLD INC. (“NAYARIT”) AND ITS SUBSIDIARIES, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) DIFFICULTIES ENCOUNTERED IN INTEGRATING THE MERGED COMPANIES; (2) OFFICERS AND DIRECTORS ALLOCATING THEIR TIME TO OTHER BUSINESSES AND POTENTIALLY HAVING CONFLICTS OF INTEREST WITH THE COMPANY’S BUSINESS; (3) SUCCESS IN RETAINING OR RECRUITING, OR CHANGES REQUIRED IN, THE COMPANY’S OFFICERS, KEY EMPLOYEES OR DIRECTORS FOLLOWING THE BUSINESS COMBINATION (AS DEFINED BELOW); (4) THE POTENTIAL LIQUIDITY AND TRADING OF THE COMPANY’S PUBLIC SECURITIES; (5) THE COMPANY’S REVENUES AND OPERATING PERFORMANCE; (6) CHANGES IN OVERALL ECONOMIC CONDITIONS; (7) THE RESULTS OF ANTICIPATED BUSINESS DEVELOPMENT ACTIVITIES OF THE COMPANY FOLLOWING THE BUSINESS COMBINATION; AND (8) OTHER RISKS REFERENCED FROM TIME TO TIME IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND THOSE FACTORS LISTED UNDER “ RISK FACTORS ” IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS DATED AS OF JUNE 8, 2010 AND FILED WITH THE SEC. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. THE COMPANY DOES NOT ASSUME ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

NEITHER THE INFORMATION ON CAPITAL GOLD’S WEBSITE NOR NAYARIT’S WEBSITE IS AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS CAPITAL GOLD MAKES WITH THE SEC.

Explanatory Note

This Amendment No. 1 to Form 8-K is an amendment to the Current Report on Form 8-K filed by Capital Gold Corporation. (“Capital Gold”) on August 5, 2010 (the “Original 8-K”), which  reported the consummation of the Business Combination Agreement dated as of August 2, 2010, by and among Capital Gold Corporation (“Capital Gold”), Nayarit Gold Inc. (“Nayarit”), John Brownlie, Colin Sutherland and Brad Langille, pursuant to which, on August 2, 2010, Nayarit became a wholly-owned subsidiary of Capital Gold (the “Business Combination”).

This Current Report on Form 8-K/A amends Item 9.01(b) of the Original 8-K and is being filed solely to provide (i) the pro-forma financial information under Item 9.01(b), which financial statements and information were not included in the Original 8-K; and (ii) the historical audited consolidated financial statements of Nayarit Gold for the fiscal years ended September 30, 2009 and 2008 and its unaudited financial statements for the quarter and six months ended March 31, 2010 and 2009 under Item 9.01(a).

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The historical audited consolidated financial statements of  Nayarit Gold for its fiscal years ended September 30, 2009 and 2008 and the unaudited consolidated financial statements of Nayarit Gold for the quarter and six month periods ended March 31, 2010 and 2009 and are filed as Exhibits 99.2 and 99.3, respectively to this Amendment No. 1.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma, Combined, Condensed Financial Information of Capital Gold is filed as Exhibit 99.1 to this Amendment No. 1.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of McGovern, Hurley, Cunningham, LLP

99.1	Unaudited pro forma condensed combined financial statements as of and for the nine months ended April 30, 2010 and for the year ended July 31, 2009

99.2	Historical audited consolidated financial statements of Nayarit Gold for its fiscal years ended September 30, 2009 and 2008.

99.3	Historical unaudited interim consolidated financial statements of Nayarit Gold for the three and six months ended March 31, 2010 and 2009.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GOLD CORPORATION

By:	/s/ Christopher M. Chipman
Name: Christopher M. Chipman
Title: Chief Financial Officer

Dated: October 13, 2010